Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-1

KEY PERFORMANCE FACTORS
January, 1997

Scheduled Maturity                                      12/15/97

Coupon                                                  7.25%

Excess Protection Level
   3 Month Average  4.49%
      January, 1997  4.44%
      December, 1996  4.40%
      November, 1996  4.64%


Cash Yield                                              19.35%

Investor Charge Offs                                    5.16%

Base Rate                                               9.75%

Over 35 Day Delinquency                                 4.97%

Seller's Interest                                       20.58%

Total Payment Rate                                      10.80%

Total Principal Balance                                $7,376,458,173.22

Investor Participation Amount                          $458,333,333.33

Seller Participation Amount                            $1,518,124,839.86